AMERISTOCK FUNDS
PROSPECTUS

November 1, 2006

As revised and reprinted January 17, 2007

AMERISTOCK MUTUAL FUND, INC.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1320 Harbor Bay Parkway, Suite 145
Alameda, CA  94502
(800) 394-5064
www.ameristock.com

Ameristock Mutual Fund, Inc.

Minimum Investment:	$1,000
Sales Charge:	None, 100% No-Load
12b-1 Fee:	None

Ameristock Mutual Fund, Inc.  is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

November 1, 2006

RISK/RETURN SUMMARY

Investment Objective

The investment objective of Ameristock Mutual Fund, Inc.  (the “Fund”) is to seek total return through capital appreciation and current income by investing primarily in equity securities.

Principal Investment Strategies

The Fund pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States.  For purposes of the Fund, a large capitalization company is one with a market capitalization of at least $15 billion.  To achieve the current income component of this Fund’s investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

The Fund emphasizes a “value” style of investing.  For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments.  However, to a lesser extent the Fund may also invest in large capitalization stocks experiencing accelerated earnings or revenue growth (“growth stocks”) in order to be represented in that portion of the stock market.  The Fund will normally sell a stock when Ameristock Corporation, the Fund’s investment adviser (the “Adviser”), decides that it no longer meets the investment criteria described above.

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in common stock of large capitalization companies headquartered in the United States.  However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Adviser will materially disrupt, the stock market.  In these circumstances, the Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities.  If the

Fund does so, the Fund may not achieve its investment objective.

Principal Risks

Investment in the Fund is subject to the following principal risks:

•              The value of securities in the Fund’s portfolio will go up and down.  Consequently, the Fund’s share price may decline and you could lose money.

•              The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.

•              Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

•              There is no assurance that the Fund’s “value” style of investing will achieve its desired result.  In fact, the Fund may decline in value as a result of emphasizing this style of investing.  Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Adviser originally expected.

•              “Growth” stocks generally are more expensive relative to their earnings or assets than other types of stocks.  Consequently, these stocks are more volatile than other types of stocks.  In particular, growth stocks are very sensitive to changes in their earnings.  Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund’s share price.

•              An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-year, five-year and ten-year periods and for the life of the Fund compare to those of a broad-based securities market index.  How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Ameristock Mutual Fund, Inc.

[Bar Chart]

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
27%	33%	32%	3%	20%	1%	-16%	21%	6%	-3%

*The Fund’s return for the nine-month period ended September 30, 2006 was 11.66%.

High and Low Quarterly Returns.  During the periods reflected in the above chart, the highest return for a quarter was 19.10% (quarter ended December 31, 1998) and the lowest return for a quarter was —18.45% (quarter ended September 30, 2002).

Average Annual Total Returns (1) (For the period ended December 31, 2005)

	1 Year	5 Years	10 Years	Life of Fund(2)
Return Before Taxes	-2.88%	1.12%	11.36%	12.41%
Return After Taxes on Distributions	-3.62%	0.44%	10.41%	11.44%
Return After Taxes on Distributions and
Sale of Fund Shares	-1.87%	0.56%	9.57%	10.55%
S&P 500 Index(3)	4.91%	0.54%	9.07%	9.83%

(reflects no deduction for fees, expenses, or taxes)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  Returns After Taxes on Distributions and Sale of Fund Shares may be higher than Returns Before Taxes and Returns After Taxes on Distributions when a net capital loss occurs upon the redemption of fund shares.

(2) Since August 31, 1995.

(3) The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.  The Index performance set forth above reflects the reinvestment of dividends.  It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)

Imposed on Purchases	None
Maximum Deferred
Sales Charge (Load)	None
Redemption Fee(1)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	0.78%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver	0.00	%(3)
Net Expenses	0.79%

(1) There is a charge of $20.00 for each wire redemption.

(2) The Adviser has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, extraordinary expenses, and non-interested director fees.

(3) The Adviser has agreed to waive a portion of its investment advisory fee for the Fund in the amount of 0.05% of the Fund’s average net assets in excess of $2 billion.  This waiver did not reduce the advisory fee paid by the Fund during its most recently completed fiscal year, as the assets of the Fund did not exceed $2 billion at any time during the fiscal year.  The waiver will remain in effect until at least June 30, 2007 and, absent a commitment by the Adviser to extend the waiver for an additional period, may be revoked after that date by the Adviser at any time on at least sixty (60) days’ notice to the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$81	$252	$439	$977

HOW TO BUY SHARES

Shares of the Fund are purchased at the net asset value per share (as described in “Net Asset Value” below) next determined after receipt by the Fund’s Transfer Agent (or an Intermediary as discussed below) of your investment in proper form as described below.  There are no sales charges.  The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your personal check payable to Ameristock Mutual Fund, Inc.:

First Class Mail:

Ameristock Mutual Fund

P.O. Box 44266

Denver, CO  80201-4266

Overnight Mail:

Ameristock Mutual Fund

c/o ALPS Fund Services

1625 Broadway, Suite 2200

Denver, CO 80202

To purchase shares by wire, transmit funds from your account to:

State Street Bank & Trust
225 Franklin Street
Boston, MA  02171
ABA #011000028
DDA #42996082
Account Name:  Ameristock Mutual Fund
Shareholder Account #
Shareholder Name

Your investment will be considered to be in “proper form” if it includes a personal check or wire funds transmission from your account together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation.  The Fund will not accept cash, cashier’s checks, money orders, credit card convenience checks, traveler’s checks, third party checks or third party wire transfers.

Each investment in the Fund, including dividends and capital gains distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned.  For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (an “Intermediary”).  Intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund.  Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.  Therefore, it may cost more for you to purchase shares through an Intermediary than to purchase shares directly from the Fund.  An Intermediary, rather than you as its customer, may be the shareholder of record of your shares.  In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Fund after such net asset value has been calculated.  The Fund is not responsible for the failure of any Intermediary to carry out its obligations to its customers.  Intermediaries may receive compensation from the Adviser for making the Fund available to their customers (such payments are sometimes referred to as “revenue sharing”), and for the recordkeeping and similar administrative services the Intermediaries provide to their customers.  While the Adviser does not believe that the Fund is provided any increased distribution services or prominence by any Intermediary as compared to other funds offered by the Intermediary, a particular Intermediary’s compensation arrangements may vary from fund to fund, and an Intermediary therefore may have a financial incentive to have its customers purchase shares of the Funds over other funds that it offers.

The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.  See “Frequent Trading in Fund Shares” below.

HOW TO REDEEM SHARES

General

You may redeem (sell) your shares at any time.  The Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in “Redemption by Mail” or “Redemption by Telephone,” below), except as described below.  The redemption price per share is the net asset value (determined as described under “Net Asset Value”) next calculated after receipt of a properly completed redemption request by the Transfer Agent or an Intermediary.  Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System.  The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor’s account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Under unusual circumstances, redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

The Fund reserves the right to suspend or postpone redemptions during any period: (1) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practical for the Fund to dispose of, or determine the fair market value of, its assets, or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.  In addition, anti-money laundering and similar government regulations may require the Fund to block a shareholder’s account and thereby refuse to pay any redemption request until instructions are received from the appropriate regulator.  If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

Redemption by Mail

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

First Class Mail:
Ameristock Mutual Fund
P.O. Box 44266
Denver, CO  80201-4266

Overnight Mail:

Ameristock Mutual Fund

c/o ALPS Fund Services

1625 Broadway, Suite 2200

Denver, CO 80202

The redemption request must:

1. Include your name and account number.

2.  Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

3. Be signed by all owners exactly as their names appear on the account.

4.  Include a signature guarantee from any “eligible guarantor institution” as defined by the rules under the Securities Exchange Act of 1934 if (i) you want to change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), (iv) the redemption request is made within 15 days after you request a change to the account owner or address, or (v) the redemption request is for $25,000 or more.  Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations.  A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

Redemption by Telephone

You may redeem shares by telephone by calling the Fund at (800) 394-5064.  In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor’s predesignated account at a domestic bank.  To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing.  For reasons involving the security of your account, you will be required to provide certain account information before your instructions will be carried out, and the telephone transaction may be tape recorded.  The Transfer Agent has adopted these procedures to reasonably verify that telephone instructions are genuine.  If it follows those procedures, neither the Funds nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account.  Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys’ fees) that may be incurred in connection with either the written or telephone redemption procedures.

FREQUENT TRADING IN FUND SHARES

The Fund is intended for long-term investors, not for frequent traders, and the Fund’s Board of Directors has adopted policies and procedures relating to frequent trading of Fund shares (the “Frequent Trading Policies”).  Some persons engaged in frequent trading of a mutual fund’s shares may be attempting to predict short-term market movements, while others may be using arbitrage strategies by attempting to exploit differences between the value of a fund’s investments used in determining the fund’s net asset value and the actual value of such investments.  All frequent trading activity may increase a fund’s operating costs, including the brokerage commissions it pays, and disrupt its portfolio management, including by causing the fund’s manager to hold more cash than otherwise would be the case in order to meet the redemption requests of market timers.  In addition, arbitrage strategies, if successful, will dilute the value of shares held by long-term investors.

As noted above, the Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders, including purchase orders determined to be part of a strategy of frequent trading in Fund shares.  The Frequent Trading Policies do not impose specific frequent trading restrictions, such as redemption fees or restrictions on the number of purchases or redemptions a shareholder may make during a given time period, and do not provide for regular monitoring for frequent trading activity.  The Adviser has not had any indication that frequent trading has been a serious problem for the Fund, and the Adviser and the Fund’s Board of Directors believe that specific restrictions and active monitoring are unnecessary because, in light of the Fund’s policy of investing principally in securities of large capitalization domestic companies, frequent trading is not likely to become a serious problem for the Fund.

Shares of the Fund are frequently held in omnibus accounts in the name of a brokerage firm, retirement plan administrator or other entity as nominee for the benefit of its customers (“nominees”).  In these cases, neither the Fund nor its transfer agent generally will be aware of the identity or trading activity of particular beneficial owners of the Fund’s shares.  However, frequent trading activity by beneficial owners may sometimes become apparent from the purchase and sale activity by the omnibus account through which they own shares or for other reasons.  In addition, the Frequent Trading Policies provide that all agreements entered into after the adoption of such Policies between the Fund, the Adviser and/or its distributor on the one hand and nominees on the other should require the nominee to assist the Fund in monitoring for market timing activity and in rejecting purchase orders where appropriate.  Finally, rules recently adopted by the Securities and Exchange Commission will require that the Fund enter into a written agreement (or amend an existing agreement) with each nominee under which the nominee will be required to provide the Fund, upon the Fund’s request, with certain shareholder identity and transaction information.  Notwithstanding these facts, and in part because the Fund does not regularly monitor for frequent trading activity, the Fund will not always know when to seek the assistance of, or request beneficial owner information from, the nominee in order to prevent frequent trading activity.  (Some nominees assess transaction fees on sales of Fund shares held by beneficial owners for less than a specified period (e.g., 30 days), which serves as an additional check on frequent trading activity.)

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day.  The net asset value per share of the Fund is computed by dividing the value of the Fund’s net assets by the total number of shares of the Fund outstanding.  The Fund’s investments are valued primarily on the basis of market quotations.  If market quotations for an investment are not readily available or are suspect, the investment will be valued at its “fair value” as determined in good faith by, or under procedures adopted by, the Fund’s Board of Directors.  Market quotations may be considered unavailable or suspect when, for example: (1) significant events have occurred between the time of the market quotation and the valuation of the Fund’s assets that may materially impact the value of the security; (2) the security’s trading has been halted, suspended or the security has not traded since the prior day, or there is a thin market in the security; or (3) the security’s primary trading market is closed at a time when it normally would be open.

The use of fair value pricing may result in changes to the values determined for the Fund’s investments, which may in turn affect the Fund’s net asset value.  In addition, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security when that security is sold.  Because the Fund invests principally in large capitalization domestic companies, it expects that the need to value any Fund investments based on fair value will arise only infrequently.  Nonetheless, the Fund’s Board of Directors will review the Fund’s fair value procedures at least annually for their continuing appropriateness, and will review any fair value determinations made under the procedures on at least a quarterly basis.

The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares.  As a result, the value of each Fund’s portfolio securities may change on days when a Fund’s net asset value per share is not determined and shareholders are not able to purchase or redeem such Fund’s shares.

INVESTMENT MANAGEMENT

The Fund has retained the Adviser, an investment management organization, as its investment adviser.  The Adviser has acted as the investment adviser to the Fund since its inception in 1995.  The Adviser manages the investment of the Fund and is responsible for the overall management its business affairs.  Currently, the Fund is the only investment advisory client of the Adviser, although it expects to act as investment adviser to certain other registered investment company portfolios in the near future.  The Adviser’s address is 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502.

For the services of the Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund’s average net assets up to $100 million and .75% of average net assets thereafter.  The Adviser pays all of the operating expenses of the Fund except for brokerage, taxes, interest,  extraordinary expenses and non-interested director fees.

The Adviser has agreed to waive a portion of its advisory fee for the Fund in the amount of 0.05% of the Fund’s average net assets in excess of $2 billion.  Consequently, while such waiver is in effect, the Fund will pay the Adviser a fee at an annual rate of 1.00% of the Fund’s average net assets up to $100 million, 0.75% of the net assets over $100 million but not in excess of $2 billion, and 0.70% of the net assets over $2 billion.  This waiver will remain in effect until at least June 30, 2007.  Thereafter, absent a commitment by the Adviser to extend the waiver for an additional period, the Adviser may revoke the waiver at any time on at least sixty (60) days’ notice to the Fund.

The advisory fee received by the Adviser from the Fund for the fiscal year ended June 30, 2006 was 0.78% of average net assets.

Nicholas D. Gerber, the President of the Adviser and lead portfolio manager of the Fund, has served as portfolio manager since the Fund’s inception in 1995.  He also serves as portfolio manager of the United States Oil Fund, LP (“USO”), a registered commodity pool with partnership units traded on the American Stock Exchange.  Andrew Ngim has been the co-portfolio manager of the Fund since 2000.   Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999, and serves as a management director of USO’s general partner.  The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of Fund securities.

FUND HOLDINGS INFORMATION

Information regarding the securities held by the Fund is available on the Fund’s website (www.ameristock.com).  Specifically, the complete holdings of the Fund as of the end of the prior month are included as part of the Fund’s most recent “Factsheet,” which is posted to the website within several business days after the end of the month and is maintained on the website at least until the Fund has filed its quarter-end holdings with the Securities and Exchange Commission as required.  The Fund’s SAI includes a more detailed description of the Fund’s policies and procedures with respect to the disclosure of the portfolio securities held by the Fund.

DIVIDENDS AND TAXES

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund as of the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares.  That distribution likely will be taxable to you depending on the circumstances.  Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain distribution.  Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns.  Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.  Dividends are generally taxable as ordinary income, although dividends that consist of dividends the Fund has received may be qualified dividend income eligible for taxation to non-corporate shareholders at long-term capital gain rates, provided certain holding period requirements are met.

Fund distributions may consist of both dividends and capital gains.  Redemptions are taxable sales.  Please consult your tax adviser regarding your federal, state and local tax liability.

OTHER INFORMATION

Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109 acts as the custodian of the Fund’s investments.

ALPS Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado  80202, is the transfer agent, administrator and bookkeeping and pricing agent for the Fund.  ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado  80202, is the distributor for the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected to serve as the independent registered public accounting firm for the Fund and, as such, audits the annual financial statements of the Fund.

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC  20004-2415, has provided advice on certain matters relating to the federal securities laws.

PRIVACY POLICY

In the course of doing business with the Adviser, its affiliates and the Fund, you share personal and financial information with us.  We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone.  For instance, information may come from applications, requests for forms or literature, and your account positions with us.  On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.  We may share information within the Ameristock family of companies in the course of providing or offering products and services to best meet your needs.  We may also share that information with companies that perform services for us.  When we enter into such a relationship, our contracts restrict the companies’ use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We require our service providers to maintain physical, electronic, and procedural safeguards to protect your personal information.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended June 30, 2006, June 30, 2005 and June 30, 2004 has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s latest Annual Report, which is available upon request.  The information for the two fiscal years ended June 30, 2003 was audited by another independent accounting firm.

	Fiscal Year Ended June 30, 2006	Fiscal Year Ended June 30, 2005	Fiscal Year Ended June 30, 2004	Fiscal Year Ended June 30, 2003	Fiscal Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$39.66	$39.54	$35.93	$37.57	$42.18
Income from Investment Operations
Net Investment Income*	0.87	0.83	0.75	0.66	0.53
Net Gains (Losses) on Securitieson Securities (realized and unrealized)	0.79	0.33	3.49	(1.40)	(4.81)
Total from Investment Operations	1.66	1.16	4.24	(0.74)	(4.28)
Less Distributions
Dividends (from net investment income)investment income)	(0.87)	(1.04)	(0.63)	(0.41)	(0.29)
Distributions (from capital gains)	0.00	0.00	0.00	(0.49)	(0.04)
Total Distributions	(0.87)	(1.04)	(0.63)	(0.90)	(0.33)
Net Asset Value, End of Period	$40.45	$39.66	$39.54	$35.93	$37.57

Total Return	4.27%	2.89%	11.88%	(1.77)%	(10.19)%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$611.60	$1,208.54	$1,870.06	$1,601.41	$1,468.39
Ratio of Expenses to Average Net Assets	0.79%	0.77%	0.77%	0.78%	0.77%
Ratio of Net Income to Average Net Assets	2.21%	2.10%	1.96%	1.97%	1.31%

Portfolio Turnover Rate**	9.61%	0.00%	5.96%	3.21%	13.71%

*Based on average shares outstanding.

** A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities  (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.  Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2006 were $80,562,651 and $671,205,545, respectively.

Notes to Financial Statements appear in the Fund’s Annual Report.

AMERISTOCK MUTUAL FUND, INC.

The SAI dated November 1, 2006 for the Fund, which includes additional information about the Fund, is incorporated by reference into this prospectus.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Fund at (800) 394-5064 or visit the Fund’s Internet site at http://www.ameristock.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.  You can call 202-942-8090 for information on the Public Reference Room’s operations and copying charges.

Ameristock Mutual Funds
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

Investment Adviser
Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Transfer Agent, Administrator and Bookkeeping and Pricing Agent

ALPS Fund Services, Inc.

1625 Broadway, Suite 2200

Denver, Colorado 80202

Distributor
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

Investment Company Act File No.: 811-09090

Fund distributed by ALPS Distributors, Inc.